SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2003
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                             J & J SNACK FOODS CORP.
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             (Exact name of registrant as specified in its charter)

           New Jersey                 0-14616                   22-1935537
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        (State or Other            (Commission                 (I.R.S. Employer
   Jurisdiction of Organization)   File Number)              Identification No.)

                   6000 Central Highway, Pennsauken, NJ 08109
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (856) 665-9533
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                                       N/A
                                       ---
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number         Description of Document

99.1 Press Release dated July 22, 2003 (furnished pursuant to Items 9 and 12 hereof)


ITEM 9. REGULATION FD DISCLOSURES

(Information is being provided under Item 12 as well as under Item 9, in accordance with SEC Release No. 33-8216.)

On July 22, 2003, J & J Snack Foods Corp. issued a press release regarding its earnings for the third quarter of fiscal 2003 and for fiscal 2003. This press release is furnished in this report, pursuant to Items 9 and 12 hereof, as
Exhibit 99.1.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        J & J SNACK FOODS CORP.

                                                By:   /s/   Gerald B. Shreiber
                                                ------------------------------
                                                      Gerald B. Shreiber
                                                      President


                                                      /s/   Dennis G. Moore
                                                      ---------------------

                                                      Dennis G. Moore
                                                      Chief Financial Officer

Date: July 23, 2003



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                                  EXHIBIT INDEX

Exhibit Number                    Description

99.1 Press Release dated July 22, 2003 (furnished pursuant to Items 9 and 12 hereof)

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